UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2018

L3 TECHNOLOGIES, INC.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-37975	13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 697-1111

 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 29, 2018, L3 Technologies, Inc. (the “Company”) and L-3 Communications Integrated System L.P. (“Seller”), a subsidiary of the Company, completed the previously announced sale of (i) all of the issued and outstanding shares of capital stock of L-3 Communications Vertex Aerospace LLC, a wholly-owned subsidiary of Seller (“Vertex”), and of Vertex’s subsidiaries, L-3 Army Sustainment LLC, L-3 Communications Flight International Aviation LLC, and L-3 Communications Vector International Aviation LLC and (ii) certain assets of the Company and Seller, to 450 Madison Acquireco LLC (“Buyer”), an affiliate of American Industrial Partners, pursuant to the Stock and Asset Purchase Agreement, dated as of May 1, 2018, by and among the Company, the Seller and the Buyer, for an aggregate purchase price of $540 million in cash, subject to customary adjustments.

The Company has omitted the inclusion of any pro forma financial information herein with respect to the transaction described above as it has previously reported discontinued operations reflecting the results of Vertex in its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 10-K”) and its Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2018 (the “Q1 10-Q”).

Please refer to note 3 in the Company’s audited financial statements contained in the 2017 10-K and note 5 in the Company’s unaudited financial statements contained in the Q1 10-Q for further information.

Item 7.01	Regulation FD Disclosure.

On July 3, 2018, the Company issued a press release announcing that it had completed the sale of the Vertex businesses to the Buyer. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated July 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3 TECHNOLOGIES, INC.

By:	/s/ Allen E. Danzig
	Name:	Allen E. Danzig
	Title:	Vice President, Assistant General Counsel and Assistant Secretary
Dated: July 5, 2018